Exhibit 10.1

March 28, 2007 Max Re Capital Ltd. Max Re Ltd. P.O. Box HM 2565 Max Re House 2 Front Street Hamilton, Bermuda Attention:	Jim Tees, Executive Vice President

Ladies and Gentlemen:

We refer to the Credit Agreement dated as of June 1, 2005 (as amended or modified prior to the date hereof, the “Credit Agreement”) among Max Re Ltd., Max Re Capital Ltd. (the “Parent”), the various financial institutions referred to therein, and Bank of America, N.A., as fronting bank, letter of credit administrator and administrative agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement; provided that the capitalized terms used in Exhibit A hereto which are not otherwise defined herein or therein shall have the respective meanings assigned thereto in the Note Indenture (as hereinafter defined).

You have advised us that Max USA Holdings Ltd. (“Max USA”) will issue senior notes (the “Senior Notes”) which Senior Notes will be guaranteed by the Parent pursuant to and in accordance with the terms of that certain Indenture dated as of or about April1, 2007 (the “Note Indenture”) among Max USA, as issuer of the Senior Notes, the Parent, as guarantor and the trustee thereunder. The Note Indenture will contain certain covenants relating to the granting of Liens on, and the issuance and sale of, Capital Stock of certain Subsidiaries and mergers substantially as set forth on Exhibit A hereto (collectively, the “Restrictive Covenants”).

In accordance with Section 10.1 of the Credit Agreement, each of the undersigned Lenders hereby (i) consents to the inclusion of the Restrictive Covenants in the Note Indenture, (ii) waives compliance by the Parent with the provisions of Section 6.8 of the Credit Agreement to the extent necessary to permit the Parent to enter into the Note Indenture and perform its obligations thereunder and (iii) waives any Default or Event of Default that may otherwise arise under Section 6.8 of the Credit Agreement by reason of the inclusion of such Restrictive Covenants in the Note Indenture, the entry by the Parent into the Note Indenture and the performance by the Parent of its obligations thereunder.

Except as otherwise provided herein, the Credit Agreement and the other Credit Documents remain in full force and effect. The consents and waivers contained herein are limited to the extent expressly provided herein and shall not be deemed or construed to constitute a course of conduct or otherwise to assure of any other waiver or consent, whether or not similar circumstances exist.

This letter agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This letter agreement shall be deemed to be a contract made under and governed by the internal laws of the State of New York.

The consent and waiver set forth above shall be given full force and effect for all purposes from and after the date this letter agreement is executed and delivered by the Required Lenders and Max Re and acknowledged by the Administrative Agent in accordance with Section 10.1 of the Credit Agreement. This letter agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

MAX RE LTD.

By:
Title:

MAX RE CAPITAL LTD.

By:
Title:

MAX USA HOLDINGS LTD.

By:
Title:

BANK OF AMERICA, NATIONAL

ASSOCIATION, as Administrative Agent, LC

Administrator, Fronting Bank and Lender

By:
Title:

CITIBANK, N.A.

By:
Title:

ING BANK N.V., LONDON BRANCH

By:
Title:

By:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION

By:
Title:

BARCLAYS BANK PLC

By:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Title:

THE BANK OF NEW YORK

By:
Title:

WEBSTER BANK, NATIONAL ASSOCIATION

By:
Title:

EXHIBIT A

Limitation of Liens on Stock of Restricted Subsidiaries. So long as any Senior Notes are Outstanding, neither Max USA nor the Parent will, nor will it permit any of their respective Subsidiaries to, create, assume, incur, guarantee or otherwise permit to exist any Indebtedness secured by any mortgage, pledge, lien, security interest or other encumbrance (a “Lien”) upon any shares of Capital Stock of any Restricted Subsidiary (whether such shares of stock are now owned or hereafter acquired) without effectively providing concurrently that the Senior Notes (and, if Max USA and the Parent so elect, any other Indebtedness of Max USA that is not subordinate to the Senior Notes and with respect to which the governing instruments require, or pursuant to which Max USA is otherwise obligated, to provide such security) shall be secured equally and ratably with such Indebtedness for at least the time period such other Indebtedness is so secured.

Limitation on Disposition of Stock of Designated Subsidiaries. So long as any Senior Notes are outstanding and except in a transaction otherwise governed by this Indenture, neither Max USA nor the Parent will issue, sell, assign, transfer or otherwise dispose of any shares of, securities convertible into, or warrants, rights or options to subscribe for or purchase shares of, Capital Stock (other than Preferred Stock having no voting rights of any kind) of any Restricted Subsidiary, and will not permit any Designated Subsidiary (other than to Max USA or the Parent) to issue any shares (other than the director’s qualifying shares) of, or securities convertible into, or warrants, rights or options to subscribe for or purchase shares of, Capital Stock (other than Preferred Stock having no voting rights of any kind) of any Designated Subsidiary, if, after giving effect to any such transaction and the issuance of the maximum number of shares issuable upon the conversion or exercise of all such convertible securities, warrants, rights or options, Max USA or the Parent, as the case may be, would own, directly or indirectly, less than 80% of the shares of Capital Stock of such Designated Subsidiary (other than Preferred Stock having no voting rights of any kind); provided, however, that (i) any issuance, sale, assignment, transfer or other disposition permitted by Max USA or the Parent may only be made for at least a fair market value consideration as determined by the Board of Directors or the Parent’s Board of Directors, as the case may be, pursuant to a Board Resolution or Parent’s Board Resolution, as the case may be, adopted in good faith and (ii) the foregoing shall not prohibit any such issuance or disposition of securities if required by any law or any regulation or order of any governmental or insurance regulatory authority. Notwithstanding the foregoing, (i) Max USA or the Parent, as the case may be, may merge or consolidate any Designated Subsidiary into or with another direct or indirect Subsidiary of the Parent, the shares of capital stock of which the Parent owns at least 80%, and (ii) Max USA or the Parent, as the case may be, may, subject to the provisions of Article Nine, sell, assign, transfer or otherwise dispose of the entire Capital Stock of any Designated Subsidiary at one time for at least a fair market value consideration as determined by the Board of Directors or Parent’s Board of Directors, as the case may be, pursuant to a Board Resolution or Parent’s Board Resolution, as the case may be, adopted in good faith.

Parent May Consolidate, Etc., Only on Certain Terms. The Parent shall not consolidate or amalgamate with or merge into any other Person (whether or not affiliated with the Parent), or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any other Person (whether or not affiliated with the Parent), and the Parent shall not permit any other Person (whether or not affiliated with the Parent) to consolidate or amalgamate with or merge into the Parent or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the Parent; unless:

(1) in case the Parent shall consolidate or amalgamate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, the Person formed by such consolidation or amalgamation or into which the Parent is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Parent as an entirety or substantially as an entirety shall be a Corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, Bermuda, and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and Max USA and delivered to the Trustee the performance of every obligation in this Indenture and the Outstanding Senior Notes on the part of the Parent to be performed or observed;

(2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Parent or a Subsidiary as a result of such transaction as having been incurred by the Parent or such Subsidiary at the time of such transaction, no Event of Default or event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

(3) either the Parent or the successor Person shall have delivered to the Trustee a Parent’s Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.